                                                   UNITED STATES

       SECURITIES AND EXCHANGE COMMISSION

                                                             Washington, DC 20549

                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): February 22, 2005

                                                         CSP Incorporated

                                       (Exact name of the registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

                             0-10843                               04-2441294

(Commission File Number) (IRS Employer Identification No.)

                      43 Manning Road, Billerica, Massachusetts              01821-3901

                      (Address of principal executive offices)                   (Zip Code)

                                                                     (978) 663-7598

                                           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On February 22, 2005, CSP Inc. (the "Company") issued a press release announcing its financial results for the first quarter fiscal year 2005 which ended December 31, 2004. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Form 8-K, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. The information in this Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release Dated February 22, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP INC.

Date: February 22, 2005 By: /s/Gary W. Levine

Gary W. Levine

Vice President Finance and

Chief Financial Officer

Exhibit 99.1

CSP INC. REPORTS FIRST-QUARTER FISCAL 2005 FINANCIAL RESULTS

Sales Grow 22% Year-Over-Year

BILLERICA, MA, February 22, 2005 - CSP Inc. (NASDAQ: CSPI), a provider of IT Solutions, systems integration services and dense cluster computing systems, today reported financial results for the first quarter of fiscal 2005 ended December 31, 2004.

For the first quarter of fiscal 2005, CSP Inc. reported that sales increased 22 percent to $14.4 million from $11.8 million for the year-earlier quarter. The Company reported first-quarter net income of $237,000 or $0.06 per share (diluted), compared with a net loss of $(228,000), or $(0.06) per share (diluted), for the first quarter of fiscal 2004.

"We continued the momentum we established last year and recorded another quarter of solid financial performance by both our MultiComputer and MODCOMP businesses," stated Chairman, President and Chief Executive Officer Alexander R. Lupinetti. "In fact, the first quarter represented our sixth consecutive quarter of year-over-year revenue growth."

Systems

"Demand for our StarGate 2923 and FastCluster 2942 open system multicomputers continued to drive growth of our Multicomputer Group in the first quarter as CSP captured a significant international contract win for both products," Lupinetti said. "During the quarter, we launched our new line of fully ruggedized multicomputers, the FastCluster 220R, and shipped the first FastCluster 220R to a major defense contractor. The FastCluster 220R was selected because of CSP's ability to have a high-quality, ruggedized product available for on-time deployment that conforms to the military specifications of the program.

"The FastCluster 220R product line responds to the needs of our defense customers seeking multicomputers for harsh and confined shipboard, airborne and land-mobile environments," said Lupinetti. "The FastCluster 220R is targeted to the exacting military standards for fast and accurate digital signal and data processing for Command Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance applications.

Services and Systems Integration

CSP continued to see robust demand in the first quarter for MODCOMP's integration consulting services for complex IT environments. One of the Company's key growth drivers has been the trend toward consolidation of servers and associated storage systems. Over time, many companies' IT environments become increasingly complex as they add servers and storage - sometimes from disparate vendors - to accommodate growth. By consolidating the number of servers and storage systems, MODCOMP helps these companies enhance their productivity and efficiency while reducing maintenance costs.

"Another area that is contributing to MODCOMP's strong financial performance is network security consulting and maintenance," Lupinetti added. "We help our clients enhance their network security infrastructure by providing a sophisticated network analysis, determining the network's vulnerabilities, and offering solutions to eliminate risks. Through our installation services, we use our expertise to custom configure, test and install a broad range of security software and hardware to ensure maximum security for our clients."

Going Forward

"We continue to see opportunities to capitalize on demand in each of our markets. We are attracting interest from defense customers worldwide for our open system multicomputers and are leveraging our expertise in IT systems integration to meet our customers' needs for security and storage systems management. Throughout the remainder of fiscal 2005, we plan to build our pipeline of leading edge products through focused R&D investments and to execute on our growth strategy," concluded Lupinetti.

Safe Harbor

The Company wishes to take advantage of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to statements that may be deemed to be forward-looking under the Act. Such forward-looking statements may include, but are not limited to, those relating to the Company's plans to build its pipeline of leading edge products through focused R&D investments and to execute on its growth strategy. The Company cautions that numerous factors could cause actual results to differ materially from any forward-looking statements made by the Company. Such risks include general economic conditions, market factors, competitive factors and pricing pressures, and others described in the Company's filings with the SEC. Please refer to the section on forward-looking statements included in the Company's filings with the Securities and Exchange Commission.

About CSP Inc.

Based in Billerica, Massachusetts and founded in 1968, CSP Inc. (NASDAQ: CSPI) and its subsidiaries develop and market best-of-breed IT solutions, image processing software, systems integration services, and high-performance computer systems. Our Systems segment includes the MultiComputer Division, which supplies high-performance Linux cluster systems for a broad array of defense applications, including radar, sonar and surveillance signal processing. The Company's MODCOMP, Inc. subsidiary, also part of our Service and Systems Integration segment founded in 1970 and which includes our fiscal 2003 acquisition of Technisource Hardware, is a leading provider of IT solutions and systems integration services. MODCOMP works with third parties to develop customized solutions in the global IT markets and has offices in the U.S., U.K. and Germany.

More information about CSP is available on the company's Web site at www.cspi.com

To learn more about MODCOMP, Inc., consult www.modcomp.com

More information about Scanalytics, Inc. is available at www.scanalytics.com

Contact:

Gary Levine

Chief Financial Officer

CSP Inc.

Tel: 978.663.7598 ext. 1200

Fax: 978.663.0150

CSP INC. AND SUBSIDIARIES
                                    UNAUDITED CONSOLIDATED BALANCE SHEETS
                                                (Amounts in thousands, except par value)

	December 31,	September 30
	2004	2004

Assets
Current assets:
Cash and short-term investments	$10,629	$12,895
Accounts receivable, net	8,734	7,292
Inventories	4,045	3,611
Other current assets	1,490	878
Total current assets	24,898	24,676
Property, equipment and improvements, net	1,224	1,213
Other assets	5,273	5,224
Total assets	$31,395	$31,113

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable and accrued expenses	8,467	9,253
Total current liabilities	8,467	9,253

Deferred pension and retirement plans	8,211	7,717
Other long term liabilities	111	119

Shareholders' equity	14,606	14,024
Total liabilities and shareholders' equity	$31,395	$31,113

                                                         CSP INC. AND SUBSIDIARIES
                                     UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                                           (Amounts in thousands, except for per share data)

                                                               /- Three months ended-/

	Dec 31	Dec 31
	2004	2003
Sales:
Product	$11,211	$8,785
Service	3,162	3,015
Total sales	14,373	11,800

Cost of Sales:
Product	8,367	7,123
Service	2,071	1,857
Total cost of sales	10,438	8,980

Gross profit	3,935	2,820

Operating expenses:
Engineering and development	823	689
Selling, general & administrative	2,669	2,347
Total operating expenses	3,492	3,036

Operating profit (loss)	443	(216)

Other income(expense):
Other income (expense)	(9)	70
Total other income (expense), net	(9)	70

Income (loss) before income taxes	434	(146)

Provision for income tax	197	82

Net income (loss)	$237	($228)

Net income (loss) per share - diluted	$0.06	($0.06)
Weighted average shares outstanding-diluted	3,860	3,555